UBS Investment Trust
UBS U.S. Allocation Fund
Supplement to the prospectus relating to Class A, Class B, Class C and Class Y Shares and the Statement of Additional Information (“SAI”), each dated December 29, 2009

May 19, 2010

Dear Investor,

The purpose of this supplement is to update information regarding the investment strategies of UBS U.S. Allocation Fund (the “fund”). This supplement also updates information regarding certain revenue sharing arrangements in connection with the sale of shares of the fund.

The prospectus and SAI are hereby revised as follows:

The section captioned “Investment objective, strategies and risks” and sub-headed “Principal investment strategies” on page 1 of the prospectus is revised by inserting as the fifth paragraph the following:

The fund also may invest in other open-end investment companies advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the fund’s investment advisor, in order to pursue its investment objective. The fund pays expenses associated with such investments.

The section captioned “The fund’s investments, related risks and limitations” and sub-headed “Investments in other investment companies” on page 5 of the SAI is revised by replacing that section in its entirety with the following:

Investment company securities and investments in affiliated investment companies. To the extent permitted by the Investment Company Act of 1940, as amended (“Investment Company Act”), securities of other investment companies may be acquired by the fund to the extent that such purchases are consistent with the fund’s investment objectives and restrictions. As a shareholder of another investment company, the fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses that the fund would bear in connection with its own operations.

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The fund may invest in securities issued by other registered investment companies advised by UBS Global AM, including portfolios of the UBS Relationship Funds, a series of affiliated investment companies, if UBS Global AM determines that such investments are a more efficient means for the fund to gain exposure to certain asset classes than by the fund investing directly in individual securities. The fund may only invest in portfolios of the UBS Relationship Funds or other affiliated investment companies to the extent that the asset class exposure in such portfolios is consistent with the permissible asset class exposure for the fund, had the fund invested directly in securities, and the portfolios of such investment companies are subject to similar risks and limitations as the fund. The UBS Relationship Funds do not pay advisory fees to UBS Global AM, but the fund pays other operating expenses of the UBS Relationship Funds.

The section captioned “Investment advisory, administration and principal underwriting arrangements” and sub-headed “Additional compensation to financial institution(s)” on page 44 of the SAI is revised by replacing the first paragraph of that section in its entirety with the following:

As of April 30, 2010, the unaffiliated financial institutions that UBS Global AM (US) anticipates will receive additional compensation (as described in the prospectus) from UBS Global AM (US) or UBS Global AM, from UBS Global AM’s own resources, include:

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)

With respect to Fund Shares, UBS Global AM (US), as per written agreement between both parties, pays Merrill Lynch additional compensation as follows: (i) a fee of 0.25% (25 basis points) of the value of Gross Sales of Fund Shares; and (ii) an annual fee of 0.10% (10 basis points) of the aggregate average daily net asset value of Fund Shares held by Merrill Lynch customers for more than one year (including Fund Shares exchanged for Fund Shares of the fund for certain other funds in the UBS fund complex).

“Fund Shares” for the purposes of the Merrill Lynch agreement mean all classes of shares of the fund and certain other funds in the UBS fund complex where Merrill Lynch or any of its affiliates is the record owner or is broker-dealer of record, except (i) shares held in retirement or other benefit accounts under the record-keeping management of Merrill Lynch Retirement Group for which fees are payable by UBS Global AM to Merrill Lynch pursuant to a services agreement (i.e., not including IRA or similar accounts), and (ii) shares held through Merrill Lynch investment advisory programs. Fund Shares that are no longer held through such Merrill Lynch retirement accounts or investment advisory programs but continue to be held by Merrill Lynch customers will cease to be excluded from the definition of Fund Shares. “Gross Sales” for the purposes of the Merrill Lynch agreement mean all sales of Fund Shares in which Merrill Lynch or any of its affiliates is record owner or broker-dealer of record, excluding sales of Fund Shares resulting from reinvestment of distributions and exchanges of Fund Shares within the UBS fund complex.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

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